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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Grey Wolf, Inc.:

        We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                             /s/ KPMG LLP

                                                 KPMG LLP


Houston, Texas
June 20, 2002